Exhibit 99.1

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ASHFORD INC. ATTN: ROBERT G. HAIMAN 14185 DALLAS PARKWAY SUITE 1100 DALLAS, TX 75254 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E84385-S90565 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ASHFORD INC. The Board of Directors unanimously (with Monty J. Bennett and J. Robison Hays, III recusing themselves) recommends you vote FOR the following: For Against Abstain ! ! ! ! ! ! 1. To approve the Transaction Proposal. 2. To authorize the Company, if necessary or appropriate, to adjourn or postpone the special meeting for the purpose of soliciting additional proxies in favor of the Transaction Proposal if there are not sufficient votes at the time of the special meeting to approve the Transaction Proposal. ! For address changes and/or comments, please check this box and write them on the back where indicated. ! Yes ! No Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders: The Notice and Proxy Statement is available at www.proxyvote.com. E84386-S90565 ASHFORD INC. SPECIAL MEETING OF STOCKHOLDERS - October 24, 2019 This Proxy is solicited by the Board of Directors of Ashford Inc. The undersigned, having received notice of the Special Meeting of Stockholders of Ashford Inc. (the "Company") and management's Proxy Statement therefor, and revoking all prior proxies, hereby appoint(s) Mr. Robert G. Haiman and Mr. Deric S. Eubanks (with full power of substitution), as proxies of the undersigned to attend the Special Meeting of Stockholders of the Company to be held at 9:30 a.m. Central Time on October 24, 2019, at the Embassy Suites Dallas - Near the Galleria, 14021 Noel Road, Dallas, Texas 75254, and any adjourned sessions thereof, and there to vote and act upon the matters listed on the reverse side in respect of all shares of common stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) CONTINUED AND TO BE SIGNED ON REVERSE SIDE Address Changes/Comments: